Exhibit 10.11
3COM CORPORATION
FORM OF SECOND AMENDMENT TO SEVERANCE BENEFITS
AGREEMENT
     This AMENDMENT is made and entered into pursuant to the SEVERANCE BENEFITS AGREEMENT by and between 3Com Corporation (the “Company”) and [                                        ] (“Executive”) effective as of [                    ] and the First Amendment thereto of [                    ] (“First Amendment” and collectively the “Agreement”). Unless otherwise indicated, capitalized terms herein shall have the definitions applied to said terms in the First Amendment.
     WHEREAS, the Company desires to further amend the Agreement to address a drafting error in the First Amendment concerning the payment of the pro-rated bonus to which the Executive may be eligible under the terms of the Agreement.
     NOW, THEREFORE, it is hereby agreed that the Agreement is further amended in the following respects, effective as of the date hereof:
     1. Subparagraph A(ii) of Section 4 is revised in its entirety to read as follows:
     “ii. A pro-rated amount of the Executive’s earned incentive bonus for the bonus period in which the Termination Date occurs, to be calculated by multiplying the earned bonus amount (based on the Company’s actual attainment of applicable performance metrics) by a fraction, the numerator of which shall be the number of calendar days between the beginning of the applicable bonus period to the Termination Date and the denominator of which shall be the number of calendar days within the applicable bonus period, to be paid within the first fiscal quarter following the end of the applicable bonus period but, in any event, by the later of (i) the date that is 2 1/2 months from the end of the Executive’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (ii) the date that is 2 1/2 months from the end of the Company’s tax year in which the amount is no longer subject to a substantial risk of forfeiture.”
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(signature page follows)

     IN WITNESS WHEREOF, each of the parties has executed this Second Amendment to the Agreement, in the case of the Company by a duly authorized employee, as of the day and year written below.

COMPANY:

3COM CORPORATION

By:		Date:

EXECUTIVE:

Date:

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